UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                  ------------




                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 29, 2002




                               DYNEX CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)




             Virginia                   1-9819                   52-1549373
         (State or Other         (Commission File Number)      (IRS Employer
   Jurisdiction ofIncorporation)                             Identification No.)



       4551 Cox Road, Suite 300, Glen Allen, Virginia              23060
          (Address of Principal Executive Offices)              (Zip Code)



                                 (804) 217-5800
              (Registrant's telephone number, including area code)

Item 5.       OTHER EVENTS.

         On April 17, 2002, Leeward Capital, L.P. filed a preliminary proxy statement with the Securities and Exchange Commission for the solicitation of proxies from the holders of the common stock of Dynex Capital, Inc. (the "Company") to elect Eric P. Von der Porten and James M. Bogin as two of the four directors to be elected by the Company's common stockholders at the 2002 annual meeting to be held on May 14, 2002.

     On April 26, 2002, the Company entered into a Settlement Agreement (the "Settlement Agreement") with Leeward Capital L.P., Leeward Investments, L.L.C., Mr. Eric P. Von der Porten and Mr. James M. Bogin (the "Leeward Parties") pursuant to which the Leeward Parties ended their solicitation for directors to the Company's Board of Directors at the 2002 annual meeting of stockholders.

         Under the Settlement Agreement, Mr. Von der Porten has been added to the Board's slate of nominees for election to a one-year term at the annual meeting, increasing the total number of Board nominees for election by the Company's common stockholders to five (including the four existing nominees of the Board, who are all current members of the Board). The Board has agreed to recommend the election of all five nominees. The Leeward Parties have withdrawn their nomination of Mr. Eric P. Von der Porten and James M. Bogin for election to the Company's Board of Directors and have agreed to discontinue all efforts (direct and indirect) to solicit votes for their nominees or otherwise to pursue the nomination.

         The Settlement Agreement provides that the Leeward Parties will vote their shares of the Company's common stock in favor of the Board's nominees and against the removal of any director, and not pursue any unsolicited acquisition attempts or engage in any proxy contest, for a specified period (the "Term"). The Leeward Parties have also agreed to certain restrictions on their activities related to the Company until November 15, 2003, unless the Company's Board fails to nominate Mr. Von der Porten for election at the 2003 annual meting of stockholders, in which case these restrictions shall expire upon such failure to nominate. In addition, during the Term, the Leeward Parties must vote all of their shares of Company common stock on all matters other than the election or removal of directors either (as it chooses in its sole discretion) in accordance with the recommendation of a majority of the Board.

         The Settlement Agreement contains certain other provisions, including restrictions on public announcements, mutual releases of claims in connection with the proxy contest and related covenants not to sue, certain representations and warranties, and the Company's agreement to reimburse certain of the Leeward Parties' actual documented out-of-pocket costs and expenses.

         The foregoing is qualified in its entirety by reference to the complete text of the Settlement Agreement, which is filed as Exhibit 99.2 hereto.

         On April 29, 2002, the Company also issued a press release announcing the settlement with the Leeward Parties, which is filed as Exhibit 99.1 hereto.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

              99.1  Dynex Capital, Inc. Press Release, dated April 29, 2002.

              99.2 Settlement Agreement, dated as of April 26, 2002, by and among Dynex Capital, Inc., Eric P. Von der Porten, Leeward Capital L.P., Leeward Investments, L.L.C. and James M. Bogin.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    April 29, 2002                    DYNEX CAPITAL, INC.


                                           By: /s/ Thomas H. Potts
                                               ---------------------------------
                                               Thomas H. Potts
                                               President

                                  EXHIBIT INDEX

Number           Description                                                            Method of Filing
------           -----------                                                            ----------------

  99.1           Dynex Capital, Inc. Press Release,                                     Filed herewith
                 dated April 29, 2002.

  99.2           Settlement Agreement, dated as of April 26, 2002,                      Filed herewith
                 by and among Dynex Capital, Inc., Eric P. Von der Porten,
                 Leeward Capital L.P., Leeward Investments, L.L.C. and
                 James M. Bogin.

                                                                    Exhibit 99.1

                                  PRESS RELEASE


FOR IMMEDIATE RELEASE                                        CONTACT: Kathy Fern
April 29, 2002                                                      804-217-5800


                        DYNEX CAPITAL AND LEEWARD CAPITAL

                           REACH SETTLEMENT AGREEMENT


         Dynex Capital, Inc. (NYSE: DX) and Leeward Capital, L.P. announced today a definitive agreement which ends Leeward Capital's proxy solicitation to replace two existing directors elected by the common shareholders with two new directors nominated by Leeward Capital. Under the agreement, Mr. Eric Von der Porten will be added to the slate of candidates nominated by the Dynex Board for election as directors at the 2002 annual meeting of stockholders to be held on May 14, 2002. This will raise the number of Board candidates to seven, including the six current Dynex Board members who are standing for re-election. If elected, Mr. Von der Porten as well as all other directors will serve for a one-year term.

         The addition of Mr. Von der Porten as a nominee to the Board will be described in a supplement to the Dynex proxy statement to be filed with the SEC and mailed to Dynex shareholders. In addition, Dynex will be filing the settlement agreement with the SEC as part of a current report on Form 8-K.

         Thomas H. Potts, President of Dynex, stated, "We are pleased with the resolution agreed to by all parties. We look forward to working with Mr. Von der Porten in continuing to enhance shareholder value."

         Note: This document contains "forward-looking statements" (within the meaning of the Private Securities Litigation Act of 1995) that inherently involve risks and uncertainties. Dynex actual results could differ materially from those anticipated in these forward-looking statements as a result of unforeseen external factors. As discussed in Dynex filings with the SEC, these factors may include, but are not limited to, changes in general economic conditions, disruptions in the capital markets, the ability of Dynex to successfully implement a new business direction, fluctuations in interest rates, increases in costs and other general competitive factors.

                                                                   Exhibit  99.2

                              SETTLEMENT AGREEMENT

     This Settlement Agreement (this "Agreement") is made as of April 26, 2002, by and among Dynex Capital, Inc., a Virginia corporation (the "Company"), Eric
P. Von der Porten, a citizen of the United States ("Mr. Von der Porten"), Leeward Capital L.P., a California limited partnership ("Leeward"), Leeward Investments, L.L.C., a California limited liability company ("Leeward Investments," and, together with Mr. Von der Porten and Leeward, the "Leeward Group"), and Mr. James M. Bogin, a citizen of the United States ("Mr. Bogin" and, together with the Leeward Group, the "Leeward Parties").

                                    RECITALS:
                                    ---------

         WHEREAS,   the  Company  has  scheduled  its  2002  annual  meeting  of stockholders for May 14, 2002 (as the same may be adjourned or postponed from time to time, the "2002 Annual Meeting");

     WHEREAS, the Company has issued a Proxy Statement nominating J. Sidney Davenport, Thomas H. Potts, Barry S. Shein and Donald B. Vaden for election to the Company Board of Directors by the Company's common stockholders at the 2002 Annual Meeting;

     WHEREAS, Leeward has filed a preliminary Proxy Statement in which Leeward is nominating (the "Nomination") Mr. Von der Porten and Mr. Bogin (the "Leeward Nominees") in connection with a proxy contest for election to the Company Board of Directors by the Company's common stockholders at the 2002 Annual Meeting, in place of J. Sidney Davenport and Donald B. Vaden (the "Proxy Contest"); and

         WHEREAS, the parties to this Agreement (the "Parties") wish to avoid the costs and expenses of a protracted proxy contest, and enter into certain agreements related thereto, upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises of the Parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:


1.       DEFINITIONS

         In addition to the other definitions contained elsewhere in this Agreement, the following terms shall have the meanings specified below for the purposes hereof:

         "Affiliate" has the meaning set forth in the 1934 Act.

         "Associate" has the meaning set forth in the 1934 Act, except that no person will be deemed to be an associate of another person solely because the first person is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities of the other person unless such ownership causes the first person to be an affiliate of the other person (provided that such beneficial ownership resulted from the first person's ordinary course investing activities).

         "Beneficially own" has the meaning set forth in the regulations included in Rule 13d-3 of the 1934 Act; provided, however, that for purposes of this Agreement, any option, warrant, right, conversion privilege or arrangement to purchase, acquire or vote Company Voting Securities, regardless of the time period during or the time at which it may be exercised and regardless of the consideration paid, shall be deemed to give the holder thereof beneficial ownership of the Company Voting Securities to which it relates. Any Company Voting Securities which are subject to such options, warrants, rights, conversion privileges or other arrangements shall be deemed to be outstanding for purposes of computing the percentage of outstanding securities owned by such Person but shall not be deemed to be outstanding for purposes of computing the percentage of outstanding securities owned by any other Person.

         "Company Board" means the Board of Directors of the Company

         "Company Voting Securities" means the Company's Common Stock, $.01 par value, and any securities convertible into or exchangeable or exercisable for such class of capital stock. For purposes of determining the amount or percentage of outstanding Company Voting Securities Beneficially owned by a Person, and for purposes of calculating the aggregate voting power relating to such Company Voting Securities, securities that are deemed to be outstanding shall be included to the extent provided in the definition of "Beneficially own."

         "1933 Act" means the Securities Act of 1933, as amended, and the regulations promulgated under such statute.

         "1934 Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated under such statute.

         "Person" means a natural person or any legal, commercial or governmental entity, including, but not limited to, a corporation, partnership, joint venture, trust, limited liability company, group acting in concert or any person acting in a representative capacity.

         "Representatives" of a Party means: (a) the officers, directors, partners, managers or other authorized representatives of such Party; (b) the employees or agents of such Party but only to the extent that they act on behalf of such Party; and (c) the outside professional advisors of such Party but only to the extent that they act in concert with such Party and not solely in their capacities as professional advisors.

         "SEC" means the Securities and Exchange Commission.

         "Securities Acts" means the 1933 Act and the 1934 Act.

         "Term" means the period commencing on the date of this Agreement continuing until November 15, 2003.


2.       WITHDRAWAL OF THE NOMINATION

         2.1. Leeward hereby irrevocably withdraws the Nomination of the Leeward Nominees.

         2.2. The Leeward Parties shall forthwith discontinue all efforts (direct and indirect) to solicit votes for the Leeward Nominees as to the Nomination and shall not engage in any further solicitation activity (whether by press release, SEC filings, mailings to the stockholders of the Company, communications with individual stockholders of the Company, contacts with the media or otherwise) to solicit votes for the Leeward Nominees or otherwise to pursue the Nomination in connection with the 2002 Annual Meeting.


3.       ADDITION OF MR. VON DER PORTEN AS A COMPANY BOARD NOMINEE

         3.1. The Company Board has taken all action necessary to cause Mr. Von der Porten to become a nominee of the Company Board for election to the Company Board at the 2002 Annual Meeting. If he is elected and chooses to serve, Mr. Von der Porten will serve as a member of the Company Board for the same term as all other nominees elected to the Company Board at the 2002 Annual Meeting, which term shall expire when his successor is duly elected at the 2003 Annual Meeting and qualified or upon his death, resignation or removal, all as provided in Article THREE of the Company's Bylaws. As a result of the addition of Mr. Von der Porten as a nominee of the Company Board for election to the Company Board at the 2002 Annual Meeting, the total number of Board nominees presented to the Company's common stockholders for election at the 2002 Annual Meeting shall be five and the Company Board shall recommend to the Company's common stockholders the election of all five nominees. The Parties acknowledge and agree that for so long as Mr. Von der Porten serves as a member of the Company Board, he shall have all the same legal rights and obligations as the other directors of the Company elected by the holders of common stock in respect of his service as such under Virginia law; provided however, that Mr. Von der Porten hereby agrees to waive all directors fees payable to him (excluding expenses customarily reimbursable to the members of the Company Board) prior to the Company's 2003 annual meeting of stockholders (the "2003 Annual Meeting").

         3.2. If, at any time, whether before the vote is taken on the election of directors at the 2002 Annual Meeting or thereafter (assuming Mr. Von der Porten is elected thereat), Mr. Von der Porten becomes unable or unwilling to serve as a member of the Company Board, the Company Board shall have no obligation to nominate, elect or appoint a successor or replacement to Mr. Von der Porten.

         3.3. Mr. Von der Porten hereby confirms to the Company his consent to stand for election as a nominee of the Company Board at the 2002 Annual Meeting. In addition to the information that Mr. Von der Porten has provided to the Company in connection with the negotiation and execution of this Agreement, Mr. Von der Porten shall provide to the Company such additional information as the Company may from time to time reasonably request for inclusion in materials to be disseminated in connection with the 2002 Annual Meeting or otherwise in order for it to comply with the Company's disclosure requirements under the Securities Acts.

         3.4. If Mr. Von der Porten is elected to the Company Board at the 2002 Annual Meeting and is still a member of the Company Board at the meeting at which the Company Board votes on its nominees (the "2003 Nominees") for election to the Company Board at the 2003 Annual Meeting (the "Nomination Meeting"), which shall be held, and the decision at which shall be communicated to Mr. Von der Porten, no later than 60 days prior to the date of the 2003 Annual Meeting, then, at the Nomination Meeting, the Company Board shall have the right (but not the obligation) to vote to include Mr. Von der Porten as one of the 2003 Nominees (provided, however, if Mr. Von der Porten is not nominated, the Leeward Parties shall no longer be bound by Sections 5 and 6 of this Agreement and none of the Parties shall any longer be bound by Section 4.2), in which case, if Mr. Von der Porten consents to stand for election as a 2003 Nominee: (a) the Company Board shall recommend to the Company's common stockholders his election, together with the election of all other 2003 Nominees, at the 2003 Annual Meeting; and (b) the provisions of the second sentence of Section 3.1 and the entirety of Section 3.2 shall apply as if references therein to the 2002 Annual Meeting were references to the 2003 Annual Meeting, and the reference in the second sentence of Section 3.1 to the 2003 Annual Meeting was a reference to the 2004 annual meeting of stockholders of the Company.


4.       ANNOUNCEMENTS

         4.1. As soon as practicable  following the execution of this Agreement:
(a) the Company and Mr. Von der Porten shall issue a joint press release in the form of Exhibit 4.1 hereto (the "Joint Press Release"), which the Company (but not the Leeward Parties) shall file with the SEC as additional definitive proxy materials under the 1934 Act; (b) the Company shall file with the SEC, and disseminate to its stockholders, a letter to its stockholders and a supplement to its Proxy Statement for the 2002 Annual Meeting disclosing, in a manner consistent with the Joint Press Release, the terms of this Agreement and Mr. Von der Porten's nomination pursuant to Section 3.1, together with the information provided by Mr. Von der Porten, for inclusion in such supplement, the contents of such letter and supplement shall be subject to the approval of Mr. Von der Porten (not to be unreasonably withheld); and (c) the Company shall file with the SEC a Current Report on Form 8-K to disclose this Agreement in a manner consistent with the Joint Press Release, the contents of such Current Report shall be subject to the approval of Mr. Von der Porten (not to be unreasonably withheld).

         4.2. From the date of this Agreement until the expiration of this Agreement's Term, none of the Parties shall make any public statement (including any statement in any filing with the SEC or any other governmental agency) regarding this Agreement or any event occurring prior to the date hereof that is inconsistent with, or otherwise contrary to, the Joint Press Release or that is critical of any other Party or its prior actions.

         4.3. Any public statement (including any statement in any filing with the SEC or any other governmental agency) by any Party regarding this Agreement or any event occurring prior to the date hereof that is not prohibited by
Section 4.2 shall be made in compliance with applicable securities laws and consistent with such Party's fiduciary duties to the Company.


5.       STANDSTILL PROVISIONS

         5.1. Provided that the Company is not in material default under this Agreement, the Leeward Parties agree, jointly and severally, that prior to the expiration of this Agreement's Term, unless such shall have been specifically invited in writing by the Company, except as otherwise provided in Section 5.2, none of the Leeward Parties nor any of their Affiliates, Associates or Representatives shall in any manner, directly or indirectly:

     (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in (i) any acquisition, issuance or disposition of any securities (or beneficial ownership thereof) or assets of the Company or any of its subsidiaries (except as otherwise expressly provided by Section 6.4), (ii) any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries, (iv) any acquisition of the securities or assets of any other business enterprise by the Company or any of its subsidiaries, or (v) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) or written consent of the stockholders;

     (b) form, join or in any way participate in a "group" (as defined under the 1934 Act) with respect to the Company;

     (c) otherwise act, alone or in concert with others, to seek to control the management, the Company Board or the policies of the Company, including, without limitation, by (i) initiating or instituting a stockholder solicitation for any such purpose, or (ii) nominating or causing others to nominate or otherwise seeking to elect directors of the Company other than those nominated by the Board;

     (d) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in this Section 5.1;


     (e) initiate or propose or otherwise solicit or participate in the solicitation of stockholders for the approval of one or more stockholder proposals relating to the Company (whether pursuant to Rule 14a-8 under the 1934 Act or otherwise);

     (f) initiate, participate in or encourage the calling of a special meeting of stockholders of the Company;

     (g) request the Company to amend, waive or terminate any provision of this Agreement (including this sentence); or

     (h) knowingly instigate or encourage any third party to take any of the actions enumerated in this Section 5 or announce an intention to, or enter into any discussion, negotiations, arrangements or understandings with any third party with respect to any of the actions enumerated in this Section 5.

         5.2. Notwithstanding anything to the contrary in Section 5.1: (a) the mere act of tendering or selling or (except as expressly restricted by Section
6) voting any Company Voting Securities Beneficially owned by any of the Leeward Parties shall not by itself be deemed to constitute the participation in or assistance by any of the Leeward Parties with respect to any of the foregoing provided such act is consistent with Section 6.5; (b) Mr. Von der Porten's exercise of his rights, or fulfillment of his obligations, as a member of the Company Board while he is serving thereon shall not be a violation of Section 5.1; and (c) Mr. Von der Porten may make a proposal that would otherwise be prohibited by Section 5.1 provided it is made confidentially to the Company Board.


6.       CERTAIN AGREEMENTS RELATING TO COMPANY VOTING SECURITIES

         Provided that the Company is not in material default under this Agreement, the Leeward Parties agree, jointly and severally as follows:

         6.1. At any meeting of the stockholders of the Company held at any time between the date of this Agreement and the expiration of this Agreement's Term, they shall, and shall cause their respective Affiliates, Associates or Representatives to: (a) vote, or cause to be voted, all Company Voting Securities Beneficially owned by any of them as of the applicable record date for such meeting in favor of the election to the Company Board of the Persons nominated by the Company Board for election to the Company Board at such meeting; and (b) except as otherwise instructed by a vote of at least a majority of the members of the Company Board, not vote, or cause to be voted, any such Company Voting Securities in favor of the removal from the Company Board of any director or in favor of any candidate or slate of candidates for election to the Company Board not nominated by the Company Board.

         6.2. At any meeting of the stockholders of the Company held at any time between the date of this Agreement and the expiration of this Agreement's Term, the Leeward Parties shall, and shall cause their respective Affiliates, Associates or Representatives, with respect to any proposal to be voted upon at such meeting other than the election of candidates to the Company Board or the removal of any member of the Company Board, vote, or cause to be voted, all Company Voting Securities Beneficially owned by any of them as of the applicable record date for such meeting in accordance with the recommendation of at least a majority of the Company Board with respect to such proposal.

         6.3. At any meeting of the stockholders of the Company held at any time between the date of this Agreement and the expiration of this Agreement's Term, the Leeward Parties shall cause all Company Voting Securities Beneficially owned by any of them or any of their respective Affiliates, Associates or Representatives to be present, in person or by proxy, so that all such Company Voting Securities can be counted for the purpose of determining the presence of a quorum at each such meeting.

         6.4. From the date of this Agreement until the expiration of this Agreement's Term, none of the Leeward Parties, nor any of their Affiliates, Associates or Representatives, shall, directly or indirectly, Beneficially own any Company Voting Securities exceeding, in the aggregate among all of the Leeward Parties and their respective Affiliates, Associates and Representatives, the amount of Company Voting Securities set forth in Leeward's preliminary Proxy Statement filed with the SEC on April 17, 2002; provided, however, that nothing in this Agreement shall prevent (i) the Leeward Group and its Affiliates, Associates and Representatives from acquiring additional shares of Company Voting Securities so long as the total ownership of such parties does not exceed 4.9% of the Company Voting Securities, or (ii) Mr. Bogin and his Affiliates, Associates or Representatives from acquiring additional shares of Company Voting Securities so long as the total ownership of such parties does not exceed 2.5% of the Company Voting Securities; and, further provided that if the Leeward Group and Mr. Bogin shall ever form a group (as defined in Rule 13d-5(b)(1) promulgated under the 1934 Act), among such parties, the aggregate ownership of Company Voting Securities by such parties shall not exceed 4.9% if the Company Voting Securities. Any acquisitions of Beneficial ownership of Company Voting Securities by any of the Leeward Parties, or their respective Affiliates, Associates or Representatives, during the period referred to in the immediately preceding sentence shall be made in a manner consistent with the then-applicable policies of the Company Board regarding compliance with the Securities Acts and transactions in Company Voting Securities by members of the Company Board and their Affiliates (collectively, the "Company Policies") and in compliance with all applicable laws.

         6.5. From the date of this Agreement until the expiration of this Agreement's Term, none of the Leeward Parties shall dispose of any Company
Voting Securities they currently Beneficially own unless the Company Board receives 2 business days prior written notice of the applicable Leeward Party's intention with respect to the disposition, including the details thereof (by way of example only, the number of Company Voting Securities to be disposed of, and the proposed price and buyer or other transferee or a statement of its intention to engage in open market sale); provided, however, that the foregoing notice requirement shall not apply to open-market sales by the Leeward Parties of less than 1% of the outstanding Company Voting Securities in the aggregate in any 90-day period provided such sales are effected in accordance with the Company Policies. Any disposition of beneficial ownership of Company Voting Securities by any of the Leeward Parties during the period referred to in the immediately preceding sentence shall be made in a manner consistent with Company Policies and in compliance with all applicable laws.


7.       SPECIAL RELEASES AND COVENANTS NOT TO SUE

         7.1. The Company: (a) fully releases, remises, exonerates forever and unconditionally discharges each of the Leeward Parties and their respective Affiliates, Associates, Representatives, employees, agents and advisors (each, a "Leeward Releasee") from any and all liability and responsibility for any and all Company Claims (as hereinafter defined) and; (b) covenants and agrees not to participate in, commence or permit (to the extent within its control) the assertion or commencement of any demand, allegation, litigation, proceeding or action relating to any Company Claim, and not to encourage, assist or cooperate with any Person in pursuing or asserting any Company Claim, against any Leeward Releasee. As used in this agreement, "Company Claim" means any actual or alleged liability, claim, action, suit, cause of action, obligation, debt, controversy, promise, contract, lien, judgement, account, reckoning, bond, bill, covenant, agreement, demand, of any kind or nature, loss, cost, damage, penalty or expense (including, without limitation, reasonable attorneys' fees and expenses, and the cost of investigation and litigation), whether in law or in equity, whether known or unknown, whether matured or unmatured and whether foreseen or unforeseen, that the Company may or could have had or now or hereafter may have, for, upon, or by reason of, any matter, cause or thing whatsoever, resulting from arising out of, relating to, connected in any way with, or alleged, suggested or mentioned in connection with, (i) the Proxy Contest or any part or aspect thereof, (ii) any action taken, or statement made, in connection with the Proxy Contest, (iii) the acquisition or ownership of any shares of Company Voting Securities by any of the Leeward Releasees, or (iv) any action, failure to act, representation, event, transaction, occurrence or other subject matter resulting from, arising out of, relating to, connected in any way with, or alleged, suggested or mentioned, in connection with the foregoing; provided, however, that Company Claim shall not include any claim arising out of the performance of this Agreement.

         7.2. The Leeward Parties jointly and severally: (a) fully release, revise, exonerate and forever and unconditionally discharge the Company and each of its Affiliates, Associates, Representatives, employees, agents and advisors (each, a "Company Releasee") from any and all liability and responsibility for any and all Leeward Claims (as hereinafter defined); and (b) covenant and agree not to participate in, commence or permit (to the extent within its respective control) the assertion or commencement of any demand, allegation, litigation, proceeding or action relating to any Leeward Claim, and not to encourage, assist or cooperate with any Person in pursuing or asserting any Leeward Claim against any Company Releasee. As used in this Agreement, "Leeward Claim" means any actual or alleged liability, claim, action, suit, cause of action, obligation, debt, controversy, promise, contract, lien, judgment, account, reckoning, bond, bill, covenant, agreement, demand of any kind or nature, loss, cost, damage, penalty or expense (including, without limitation, reasonable attorneys' fees and expenses, and the costs of investigation and litigation, but excluding any class action not instituted, encouraged or facilitated, directly or indirectly, by any of the Leeward Parties and which includes the Leeward Parties or any of them as class members (provided that, in order to participate in such class action, none of the Leeward Parties shall have been members of the Company Board for the preceding 90 days)), whether in law or in equity, whether known or unknown, whether matured or unmatured and whether foreseen or unforeseen, that any Leeward Party may or could have had or now or hereafter may have, for, upon, or by reason of, any matter, cause or thing whatsoever, resulting from, arising out of, relating to, connected in any way with, or alleged, suggested or mentioned in connection with, (i) the Proxy Contest or any part or aspect thereof, (ii) any action taken, or statement made, in connection with the Proxy Contest, or (iii) any action, failure to act, representation, event, transaction, occurrence or other subject matter resulting from, arising out of, relating to, connected in any way with, or alleged, suggested or mentioned in connection with the foregoing or with the actions, omissions, decisions and conduct of the Company, the Company Board or any of its committees or any other Company Releasee prior to the execution of this Agreement; provided, however, that Leeward Claim shall not include any claim arising out of the performance of this Agreement.

         7.3. The Company, in connection with the release and covenant contained in Section 7.1, and each of the Leeward Parties, in connection with the release and covenant contained in Section 7.2, each hereby waive the provisions of 1542 of the California Civil Code and any corresponding provision of the applicable laws of any other jurisdiction but only to the extent it applies to their respective releases contained in the applicable such Section. Section 1542 of the California Civil Code provides as follows:

         A general release does not extend the claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected settlement with the debtor.

         7.4. The Company expressly acknowledges that each Leeward Releasee that is not a Leeward Party is an intended third party beneficiary of the release and covenant contained in Section 7.1 and the Leeward Parties jointly and severally acknowledge that each Company Releasee other than the Company is an intended third party beneficiary of the release and covenant contained in Section 7.2.
Each Party acknowledges that any claim determined, in a final nonappealable judgement or order of a court of competent jurisdiction, to have been based primarily on intentional fraud shall not be released under this Section 7.


8.       CERTAIN REPRESENTATIONS AND WARRANTIES

         8.1. The Company represents and warrants to each of the Leeward Parties that: (a) this Agreement has been duly executed and delivered and its execution, delivery and performance have been approved by the Company Board and does not violate its Articles of Incorporation, Bylaws or any agreement to which it is a party; and (b) this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         8.2. The Leeward Parties jointly and severally represent to the Company that: (a) this Agreement has been duly executed and delivered and the execution, delivery and performance of this Agreement by the Leeward Parties have been approved by their respective managers, members, administrators, or other governing bodies or authorities, as the case may be, and does not violate their respective organizational or constituent document, (b) their execution, delivery and performance of this Agreement does not violate any agreement to which any of them is a party; (c) this Agreement constitutes a valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; and (d) they have consulted with counsel of their choice in connection with their decision to enter into and be bound by this Agreement.


9.       REMEDIES

         The Company and each the Leeward Parties acknowledge and agree that the covenants and agreements set forth in this Agreement are an essential inducement for the Company and the Leeward Parties to have entered into this Agreement, and the restrictions imposed herein are not greater than are fair and reasonable and necessary for the protection of the Company and the Leeward Parties in light of the substantial harm that the Company and the Leeward Parties will suffer in the event of a breach of any of the provisions of said covenants or agreements. The Company and the Leeward Parties further acknowledge and agree that the parties would not have an adequate remedy at law and would be irreparably harmed in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in the event of an actual or threatened breach of this Agreement by the Company, or the Leeward Parties (or any of their Affiliates, Associates or Representatives), each party hereto shall be entitled to injunctive or other equitable remedy or relief to enjoin, restrain, prohibit and/or prevent breaches or violations of this Agreement and to specifically enforce the terms and provisions hereof (including, without limitation, requiring the Leeward Parties and any nominee, broker or other Person acting on their behalf, to dispose of shares of Common Stock in order to be in compliance with the terms of this Agreement), in addition to any other remedy at law or in equity to which such party may be entitled. Each of the Company and the Leeward Parties hereby waives, and the Company agrees to cause the Company's Representatives to waive, and Leeward Parties agree to cause their respective Affiliates, Associates or Representatives, as the case may be, to waive, any requirement for the securing or posting of any bond or the proving of actual damages in connection with such remedy or relief.


10.      MISCELLANEOUS

         10.1. This Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes any and all prior representations, agreements or understandings, whether written or oral, between or among any of them with respect to such subject matter. This Agreement may be amended only by a written agreement duly executed by the parties.

         10.2. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia without regard to its conflict of law principles. Exclusive jurisdiction to resolve any dispute arising under or in connection with this Agreement is hereby conferred on the Circuit Court of Fairfax County, Virginia (or, if such Court determines that it lacks jurisdiction over the particular dispute, any other applicable court of the Commonwealth of Virginia) or, if the dispute involves issues of federal law or over which the Circuit Court of Fairfax County, Virginia (or such other court of the State of Virginia) lacks or declines jurisdiction, on the United States Federal District Court for the Eastern District of Virginia. The Parties hereby submit to the exclusive jurisdiction of each of such courts.

         10.3. This Agreement may not be assigned by any Party without the prior written consent of the other Parties. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and permitted assigns of the Parties. Except as expressly set forth in Section 7.4, this Agreement shall confer no rights or benefits upon any Person other than the Parties.

         10.4. Any waiver by any Party of a breach of any provision of this Agreement shall not be deemed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement.

         10.5. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which shall together constitute a single instrument.

         10.6 The Company shall reimburse the Leeward Parties for their actual documented out-of-pocket costs in respect of fees and expenses not exceeding $60,000 paid and payable by them, in connection with the Proxy Contest..

         IN WITNESS WHEREOF, this Agreement has been executed by each of the parties as of the date first above written.

Dynex Capital, Inc.                    Leeward Capital, L.P.



By:    /s/ Thomas H. Potts             By:    /s/ Eric P. Von der Porten
       ----------------------------           ----------------------------------
Name:  Thomas H. Potts                 Name:  Eric P. Von der Porten
Title: President                       Title: Manager, Leeward Investments,
                                                L.L.C, Its General Partner


                                       Leeward Investments, L.L.C.



                                       By:    /s/ Eric P. Von der Porten
                                              ----------------------------------
                                       Name:  Eric P. Von der Porten
                                       Title: Manager





                                       /s/ Eric P. Von der Porten
                                       -----------------------------------------
                                       Mr. Eric P. Von der Porten




                                       /s/ James M. Bogin
                                       -----------------------------------------
                                       Mr. James M. Bogin